UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

STERIS plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chancery House, 190 Waterside Road

Hamilton Industrial Park, Leicester LE5 1QZ

United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (440) 354-2600

New STERIS Limited

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed by STERIS plc, a public limited company organized under the laws of England and Wales (the “Company”), on November 6, 2015 (the “Initial Filing”), and amends and restates Item 2.01 of the Initial Filing to include, the financial statements referred to in Item 9.01(a) and the pro forma financial information referred to in Item 9.01(b) relating to the acquisition of Synergy Health plc, a public limited company organized under the laws of England and Wales (now known as Synergy Health Limited) (“Synergy”).

Terms used in this filing on From 8-K/A, including the Exhibits hereto, that are defined in the Initial Filing, but not defined herein, shall have the meanings ascribed in the Initial Filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(i) The historical consolidated statements of financial position of Synergy as of March 29, 2015 and March 30, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years ended March 29, 2015, March 30, 2014 and March 31, 2013, together with the notes thereto and the auditors’ report thereon filed as Exhibit 99.1 hereto.

(ii) The historical unaudited consolidated statements of financial position of Synergy as of September 27, 2015 and September 28, 2014 and the related unaudited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the six months ended September 27, 2015 and September 28, 2014, together with the notes thereto filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company for the six months ended September 30, 2015 and the fiscal year ended March 31, 2015 that give effect to the acquisition of Synergy are filed as Exhibit 99.3 hereto.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation of STERIS plc

3.2	Articles of Association of STERIS plc

10.1	STERIS plc 2006 Long-Term Equity Incentive Plan, Assumed as Amended and Restated (incorporated by reference to Exhibit 4.2 to STERIS plc’s Registration Statement on Form S-8 filed on November 2, 2015 (File No. 333-207721))

23.1*	Consent of KPMG LLP concerning the financial statements of Synergy

99.1*	Consolidated statements of financial position of Synergy as of March 29, 2015 and March 30, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years ended March 29, 2015, March 30, 2014 and March 31, 2013, together with the notes thereto and the auditors’ report thereon.

99.2*	Unaudited consolidated statements of financial position of Synergy as of September 27, 2015 and September 28, 2014 and the related unaudited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the six months ended September 27, 2015 and September 28, 2014, together with the notes thereto.

99.3*	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company for the six months ended September 30, 2015 and the fiscal year ended March 31, 2015 that give effect to the acquisition of Synergy.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc
(Registrant)

Date: January 13, 2016	By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of STERIS plc

3.2	Articles of Association of STERIS plc

10.1	STERIS plc 2006 Long-Term Equity Incentive Plan, Assumed as Amended and Restated (incorporated by reference to Exhibit 4.2 to STERIS plc’s Registration Statement on Form S-8 filed on November 2, 2015 (File No. 333-207721))

23.1*	Consent of KPMG LLP concerning the financial statements of Synergy

99.1*	Consolidated statements of financial position of Synergy as of March 29, 2015 and March 30, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years ended March 29, 2015, March 30, 2014 and March 31, 2013, together with the notes thereto and the auditors’ report thereon.

99.2*	Unaudited consolidated statements of financial position of Synergy as of September 27, 2015 and September 28, 2014 and the related unaudited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the six months ended September 27, 2015 and September 28, 2014, together with the notes thereto.

99.3*	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company for the six months ended September 30, 2015 and the fiscal year ended March 31, 2015 that give effect to the acquisition of Synergy.

*	Filed herewith